UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 10, 2015 (June 4, 2015)

Tredegar Corporation
(Exact Name of Registrant as Specified in its Charter)

Virginia	1-10258	54-1497771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Boulders Parkway Richmond, Virginia	23225
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (804) 330-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2015, the Board adopted amendments to Tredegar's Amended and Restated Bylaws (the “Bylaws”), effective immediately. The amendments revise Article II, Section 2 of the Bylaws to decrease the number of directors constituting the entire Board of Directors from 11 to 10 directors.

The full text of the Bylaws, as amended, effective June 4, 2015, is attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 4, 2015, Tredegar held its 2015 Annual Meeting of Shareholders ("Shareholder Meeting"). As of April 17, 2015, the record date for the meeting, there were a total of 32,664,801 shares of Tredegar's common stock outstanding and entitled to vote at the Shareholder Meeting. At the Shareholder Meeting, 31,244,376 shares of Tredegar's common stock, constituting approximately 95.65% of the outstanding shares on the record date for the Shareholder Meeting, were represented in person or by proxy; therefore, a quorum was present. The results of the Shareholder Meeting were as follows:

Proposal 1 - Election of Directors

Directors	Term Expiring	Votes For	Votes Against	Abstentions	Broker Non-Votes
George C. Freeman, III	2018	29,270,803	234,724	40,087	1,698,762
William M. Gottwald	2018	28,629,692	897,568	18,354	1,698,762
R. Gregory Williams	2018	29,304,751	212,425	28,438	1,698,762

All directors were duly elected.

Proposal 2 - Non-binding advisory vote on the compensation paid by Tredegar to its named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,685,261	2,801,590	58,763	1,698,762

The proposal was approved.

Proposal 3 - Ratification of the Selection of PricewaterhouseCoopers LLP as Tredegar's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2015

Votes For	Votes Against	Abstentions	Broker Non-Votes
31,040,687	159,556	44,133	—

The selection of PricewaterhouseCoopers LLP was ratified.

Item 7.01	Regulation FD Disclosure.

Tredegar has posted the slides used by management during the Shareholder Meeting to its website at www.tredegar.com under the “Investors” tab.  The presentation, which includes information regarding Tredegar’s performance and strategy, is intended to be made available to shareholders, analysts and investors.  The presentation is attached as Exhibit 99.1 to this Current Report and is incorporated by reference into this Item 7.01.

The Shareholder Meeting was webcast on June 4, 2015, using the above slides to discuss information regarding Tredegar's performance and strategy. The transcript of the Shareholder Meeting is attached as Exhibit 99.2 to this Current Report and incorporated by reference into this Item 7.01.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including the exhibits hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information in Item 7.01 of this Current Report on

Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

A cautionary note about forward-looking statements: Some of the information contained in this Current Report may constitute “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. When we use the words “believe,” “estimate,” “anticipate,” “expect,” “project,” “likely,” “may” and similar expressions, we do so to identify forward-looking statements. Such statements are based on our then current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. It is possible that our actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. Factors that could cause actual results to differ from expectations include, without limitation: acquired businesses, including Terphane Holdings LLC (“Terphane”) and AACOA, Inc. (“AACOA”), may not achieve the levels of revenue, profit, productivity, or otherwise perform as we expect; acquisitions, including our acquisitions of Terphane and AACOA, involve special risks, including without limitation, diversion of management’s time and attention from our existing businesses, the potential assumption of unanticipated liabilities and contingencies and potential difficulties in integrating acquired businesses and achieving anticipated operational improvements; Film Products is highly dependent on sales to one customer — The Procter & Gamble Company (“P&G”) and Film Products may not be able to mitigate the impact of the expected decline in net sales to P&G on operating profit from ongoing operations; growth of Film Products depends on its ability to develop and deliver new products at competitive prices; sales volume and profitability of Aluminum Extrusions are cyclical and highly dependent on economic conditions of end-use markets in the U.S., particularly in the construction sector, and are also subject to seasonal slowdowns; our substantial international operations subject us to risks of doing business in foreign countries, which could adversely affect our business, financial condition and results of operations; our future performance is influenced by costs incurred by our operating companies, including, for example, the cost of energy and raw materials; and the other factors discussed in the reports Tredegar files with or furnishes to the SEC from time to time, including the risks and important factors set forth in additional detail in “Risk Factors” in Part I, Item 1A of Tredegar’s 2014 Annual Report on Form 10-K (the “2014 Form 10-K”) filed with the SEC. Readers are urged to review and consider carefully the disclosures Tredegar makes in its filings with the SEC, which include the 2014 Form 10-K.

Tredegar does not undertake, and expressly disclaims any duty, to update any forward-looking statement made in this Current Report to reflect any change in management’s expectations or any change in conditions, assumptions or circumstances on which such statements are based.

To the extent that the financial information portion of this Current Report contains non-GAAP financial measures, it also presents both the most directly comparable financial measures calculated and presented in accordance with GAAP and a quantitative reconciliation of the difference between any such non-GAAP measures and such comparable GAAP financial measures.  Accompanying the reconciliation is management’s statement concerning the reasons why management believes that presentation of non-GAAP measures provides useful information to investors concerning Tredegar’s financial condition and results of operations.  Reconciliations of non-GAAP financial measures can be found within Presentations in the Investor Relations section of our website, www.tredegar.com.  Tredegar uses its website as a channel of distribution of material company information.  Financial information and other material information regarding Tredegar is posted on and assembled in the Investor Relations section of our website.

Item 8.01	Other Events.

On June 4, 2015, the Board of Directors (the "Board") of Tredegar Corporation ("Tredegar") appointed William M. Gottwald, an independent director who has served as a member of the Board since 1997 and as Vice Chairman of Tredegar's Board since 2004, as Chairman of the Board, succeeding R. Gregory Williams, who continues as a member of the Board.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.2	Amended and Restated Bylaws of Tredegar Corporation, as of June 4, 2015.
99.1	Slides - Tredegar Corporation Annual Meeting of Shareholders (June 4, 2015) (furnished pursuant to Item 7.01).
99.2	Transcript - Tredegar Annual Meeting of Shareholders (June 4, 2015) (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREDEGAR CORPORATION
(Registrant)

Date: June 10, 2015	By:	/s/ A. Brent King
A. Brent King
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Tredegar Corporation, as of June 4, 2015.
99.1	Slides - Tredegar Corporation Annual Meeting of Shareholders (June 4, 2015) (furnished pursuant to Item 7.01).
99.2	Transcript - Tredegar Annual Meeting of Shareholders (June 4, 2015) (furnished pursuant to Item 7.01).